UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 22, 2021

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on June 3, 2021 by Novo Integrated Sciences, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”), on May 28, 2021, the Company and Novo Healthnet Limited, a wholly owned subsidiary of the Company (“NHL”), entered into a Share Exchange Agreement (the “ACZ SEA”) by and among the Company and NHL, on the one hand, and Acenzia Inc. (“Acenzia”), Avec8 Holdings Inc., Ambour Holdings Inc., Indrajit Sinha, Grant Bourdeau and Derrick Bourdeau, on the other hand (collectively, the “ACZ Shareholders”).

As previously disclosed in the Current Report on Form 8-K filed on June 29, 2021 by the Company with the Commission, on June 24, 2021, pursuant to the terms of the ACZ SEA, the acquisition of Acenzia by NHL closed (the “Closing”). Pursuant to the terms of the ACZ SEA, the closing purchase price could be adjusted within 90 days of the Closing pending completion of an audit and working capital requirement provisions (the “Post-Closing Purchase Price Adjustment”).

As previously disclosed in the Current Report on Form 8-K filed with the Commission by the Company on September 23, 2021, effective as of September 22, 2021, the parties entered into Amendment No. 1 (“Amendment No. 1”) to the ACZ SEA. In addition to certain non-material changes, Amendment No. 1 extended the time during which the closing purchase price may be adjusted from 90 to 105 days after the Closing.

As previously disclosed in the Current Report on Form 8-K filed with the Commission by the Company on October 14, 2021, effective as of October 7, 2021, the parties entered into Amendment No. 2 (“Amendment No. 2”) to the ACZ SEA. In addition to certain non-material changes, Amendment No. 2 extended the time during which the closing purchase price may be adjusted from 105 to 120 days after the Closing. Except as set forth herein, the material terms of the ACZ SEA, as amended, remain unchanged.

On October 22, 2021, the parties entered into Amendment No. 3 (“Amendment No. 3”) to the ACZ SEA. Amendment No. 3 had the effect of (i) setting the adjusted purchase price at a value of $14,162,795, and (ii) providing for the issuance of that number of NHL Exchangeable Shares (as defined in the ACZ SEA) exchangeable into 3,622,199 restricted shares of Company common stock allotted for the ACZ Shareholders as provided for in the ACZ SEA. Except as set forth herein, the material terms of the ACZ SEA, as amended, remain unchanged.

The foregoing description of Amendment No. 3 is not complete and is qualified in its entirety by reference to the text of Amendment No. 3, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 3 to Share Exchange Agreement entered into and effective as of October 22, 2021, by and between the registrant, Novo Healthnet Limited, Acenzia Inc., Avec8 Holdings Inc., Ambour Holdings Inc., Indrajit Sinha, Grant Bourdeau, and Derrick Bourdeau.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: October 28, 2021	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer